MBT Financial Corp.

bank holding company of:

Monroe Bank & Trust

Quarterly Investor Presentation

January 26, 2018

Financials as of December 31, 2017

Forward Looking Statements

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.

Agenda

- Financial Highlights
- Performance Metrics & Financial Overview
- Loan & Economic Trends
- Closing Comments

Monroe Bank & Trust

Financial Highlights

Financial Highlights

- ✓ Earnings for Q4 2017 reflect a loss of $144,000 compared to Q4 2016, which reflected net income of $3,578,000.
  - ✓ Core earnings* increased by 26% compared to Q4 2016 due to the net of the effect of the reversals in the Provision in Loan losses and securities gains.
  - ✓ Bulk of earnings improvement is the result of increased NII and the NIM.
- ✓ NII for the quarter improved by 8.3% compared to 2016.
  - ✓ Q3 to Q4 2017 was up 1.4%
- ✓ NIM was at 3.43% for Q4, up significantly from 3.14% in Q4 2016.
- ✓ Total classified assets declined by an additional $1.2M from the previous quarter, and $6.9 million from a year ago.
- ✓ Provision for loan losses remains healthy, 1.10% of loans outstanding.

MBT Monroe Bank & Trust

**Net of the effect of the reversals in the provision for loan losses, ORE losses, securities gains, and an adjustment to wealth management fee income.*

Performance Metrics & Financial Overview

Monroe Bank & Trust

Net Interest Income – Q4, 2017

Net Interest Income ($000)



$9,290
$9,244
$9,515
$9,574
$9,595
$9,864
$10,231
$10,373
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4

NIM



3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4

- NII for Q4 2017 increased $799,000 or 8.3% from Q4 2016.
- Yield on earning assets increased 17bps to 3.51%.
  - Loan portfolio yield increased from 4.57% to 4.65%.
  - Investment portfolio yield increased from 1.73% to 2.00%.
- On a linked quarter basis, the cost of interest bearing liabilities was unchanged at 19bps.
- Quarterly NII is expected to average approximately $11M for this year.

MBT Monroe Bank & Trust

Loan Loss Expense – Q4, 2017

Loan Loss Expense ($000)



$50
$0
-$50
-$100
-$150
-$200
$14
-$170
-$156
Charge-Offs
Recoveries
Net Losses

- Loan Loss Provision increased $500,000 vs. Q4 2016, as a negative expense of $500,00 was recorded in Q4 2017 compared to a negative expense of $1 million in Q4 2016.
- Allowance for loan loss reduced to $7.7M, 1.10%.
- Due to anticipated loan growth, a small provision expense may be required each quarter in 2018.

MBT
Monroe Bank & Trust

Fee Income – Q4, 2017

Fee Income



Loan Fees 2%
Other 14%
Weath Mgt 32%
BOLI 23%
Service Charges 29%

Fee Income Trends ($000)



$5,000
$4,000
$3,000
$2,000
$1,000
$0
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
Weath Mgt
Service Charges
BOLI
Loan Fees
Other

- Non-Interest Income* decreased $148,000 compared to Q4 2016.
    - Wealth Management income increased $81,000 or 7.3%.
    - Gains on securities transactions decreased $765,000 due to net losses of $773,000 in Q4 2017.
    - BOLI increased $492,000 due to a death benefit received that produced a gain of $481,000.
- Total Non-Interest Income for 2017 increased $136,000 or 3.6%. Total Non-Interest Income for 2018 should average slightly more than $4M per quarter.

Expenses – Q4, 2017

Expense Trends ($000)



$15,000
$10,000
$5,000
$0
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
Non-Interest Expense
Salary & Benefits
Tax Expense
FDIC Insurance Assessment

Efficiency Ratio



80%
70%
60%
50%
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4

- Salary &Benefits decreased $532,000 (9.0%) due to lower salaries and a lower incentive compensation accrual.
- We expect total non-interest expense to be around $9.5M per quarter in 2018.
- Q4 2017 tax expense of $5,559,000 includes an additional expense of $4,278,000 to revalue the Deferred Tax Assets due to the statutory rate change from 34% to 21% under the Tax Cuts and Jobs Act enacted in December.
  - Excluding this additional expense, our effective rate was 23.7%. This was lower than expected due to the non-taxable life insurance benefit of $481,000.
- Our Statutory Rate will be 21% in 2018, and we expect our effective rate to be between 18% and 19% of our pre-tax operating income in 2018.

Monroe Bank & Trust

Loan & Economic Trends

Monroe Bank & Trust

Economic & Lending Trends

- Average loan totals QoQ increased by $7.3M or $1.1%.
- For the past 12 months, the increase totaled $39.5M or 6.0%.
- We completed a strategic runoff of $7M in classified loans.
  - Net of this reduction, loan totals increased 7.7%.
- Local economic activity remains stable.

MBT Monroe Bank & Trust

Commercial Loan Pipeline & Loan Portfolio Trends

Commercial Loan Pipeline* ($ millions)



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$69.9
$38.4
Jun 14
Sept 14
Dec 14
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17

Loan Portfolio ($ thousands)



$700,000
$680,000
$660,000
$640,000
$620,000
$600,000
$580,000
$560,000
$693,600
$615,994
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17

- Commercial loan pipeline averaged $82MM in 2017, 12% higher than 2016.
- New commercial loan commitments booked in 2017 totaled $162MM, which is 23% greater than 2016.
- Average loan balances are expected to increase further in Q1 2018.

MBT Monroe Bank & Trust

**Beginning in January 2016, totals also include Business Banking Team.*

Credit Quality Trends

Total Delinquency



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.49%
0.62%
Dec 13
Mar 14
Jun 14
Sept 14
Dec 14
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17

Adversely Classified Items Coverage Ratio



140%
120%
100%
80%
60%
40%
20%
0%
126.0%
75.5%
40.0%
18.7%
11.0%
6.6%
Dec 12
Dec 13
Dec 14
Dec 15
Dec 16
Dec 17

- Bank-wide delinquency total has been at or below 1.0% for 12 of the past 13 months; Q4 2017 ended at 0.6%.
- The Classified Asset total declined by 11% for the quarter and improved by 41% over the past year.

MBT Monroe Bank & Trust

Closing Comments

Monroe Bank & Trust

Closing Comments

- ✓ Key Results for the Quarter:
  - ✓ Core earnings continue to improve for all relevant categories
  - ✓ Optimistic for continued loan growth
  - ✓ Shift toward a higher earning asset mix
- ✓ Board of Directors has approved a quarterly dividend of $.06/share, and a special dividend of $.60/share.
  - ✓ Payable to shareholders of record as of February 8th, payable on February 15th.
- ✓ We are well positioned to take advantage of strategic growth opportunities through acquisitions should they become available in the future.

Q &A



H. Douglas Chaffin
President & CEO



Thomas G. Myers
EVP, Chief Lending Manager & Sales Director



John L. Skibski
EVP, CFO & Risk Management Director

Monroe Bank & Trust